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PROXY STATEMENT TABLE OF CONTENTS

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
Michaels Stores, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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Michaels Stores, Inc.
8000 Bent Branch Drive
Irving, Texas 75063

May 6, 2003

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Michaels Stores, Inc. to be held at the Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas on Thursday, June 19, 2003, at 10:30 a.m., central daylight savings time.

        The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe fully the formal business to be transacted at the Annual Meeting. During the Annual Meeting, stockholders will consider and vote upon the election of six members to the Board of Directors.

        Certain directors and officers will be present at the Annual Meeting and will be available to respond to any questions you may have. I hope you will be able to attend.

        We urge you to review carefully the accompanying material and to return the enclosed proxy card promptly. Please sign, date and return the enclosed proxy card without delay. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a proxy.

Sincerely,
CHARLES J. WYLY, JR. Chairman of the Board

Michaels Stores, Inc.
8000 Bent Branch Drive
Irving, Texas 75063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 19, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Michaels Stores, Inc. will be held at the Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas on Thursday, June 19, 2003, at 10:30 a.m., central daylight savings time, for the following purposes:

  (1)
  To elect six members to our Board of Directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

  (2)
  To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

        Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

        The close of business on April 28, 2003 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. For a period of at least 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during ordinary business hours at our offices at 8000 Bent Branch Drive, Irving, Texas 75063.

        We urge stockholders to complete, date, sign and return the enclosed proxy card in the accompanying envelope, which does not require postage if mailed in the United States.

By Order of the Board of Directors, MARK V. BEASLEY Secretary
Irving, Texas May 6, 2003

PROXY STATEMENT
TABLE OF CONTENTS

Michaels Stores, Inc.
8000 Bent Branch Drive
Irving, Texas 75063

PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 19, 2003

GENERAL QUESTIONS AND ANSWERS

Q:
When is the Proxy Statement being mailed?

A:
This Proxy Statement is first being mailed on or about May 6, 2003 to our stockholders by our Board of Directors to solicit proxies for our use at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Thursday, June 19, 2003, at 10:30 a.m., central daylight savings time, at the Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas.

Q:
Who may attend the Annual Meeting?

A:
All of our stockholders may attend the Annual Meeting.

Q:
Who is entitled to vote?

A:
Stockholders as of the close of business on April 28, 2003 are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

Q:
On what am I voting?

A:
You will be voting on:

•
The election of six members to our Board of Directors to serve until the next annual meeting of stockholders; and

•
Such other business as may properly come before the Annual Meeting or any adjournments thereof.

Q:
How do I vote?

A:
You may vote by either attending the Annual Meeting or signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope. We encourage you to complete and send in your proxy card.

        All shares represented by valid proxies, unless the stockholder otherwise specifies, will be voted:

  •
  "FOR" the election of each of the persons identified in "Proposal For Election of Directors" as nominees for election as directors; and

  •
  At the discretion of the proxy holders with regard to any other matter that may properly come before the Annual Meeting.

  If you properly specify how your proxy is to be voted, your proxy will be voted accordingly. If you sign and send in your proxy but do not indicate how you want to vote, your proxy will be counted as a vote for each of the nominees for election as directors.

Q:
If I abstain from voting or withhold authority to vote for any director nominee, will my shares be counted in the vote?

A:
If you abstain from voting or elect to withhold authority to vote for any director nominee, your shares will not be counted in the vote for that nominee.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Your broker has limited discretion to vote street name shares without your instructions. For example, your broker could vote your shares without your instructions on the proposal for election of directors but is not required to do so. To be sure your shares are voted, you should instruct your broker to vote your shares using the instructions provided by your broker. If you do not instruct your broker on how to vote your shares, your shares may not be counted in the vote on the proposal for election of directors.

Q:
Can I change my vote after I mail my proxy?

A:
Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. You may revoke your proxy by:

•
delivering, no later than 5:00 p.m., central daylight savings time, on June 18, 2003, written notice of revocation to Computershare Investor Services, L.L.C., 3020 Legacy Drive, Suite 100-307, Plano, Texas 75023; or

•
attending the Annual Meeting and voting in person. Your attendance alone will not revoke your proxy. You must also vote in person at the Annual Meeting.

  If you instruct a broker to vote your shares, you must follow your broker's directions for changing those instructions.

Q:
What does it mean if I receive more than one proxy card?

A:
If you receive more than one proxy card, it is because your shares are in more than one account. You will need to sign and return all proxy cards to ensure that all of your shares are voted.

Q:
Who will count the vote?

A:
Representatives of Computershare Investor Services, L.L.C., our transfer agent, will tabulate the votes and act as inspectors of election.

Q:
What constitutes a quorum?

A:
As of April 28, 2003, the record date, 66,559,483 shares of our common stock were issued and outstanding. A majority of the issued and outstanding shares, present or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy card, then your shares will be counted as part of the quorum. Votes that are withheld and broker non-votes will be counted towards a quorum but will be excluded from any vote.

Q:
What is the required vote for election of each director?

A:
The required vote for election of each director is a plurality of the votes of the shares of common stock having voting power present or represented by proxy at the Annual Meeting.

Q:
How much will this proxy solicitation cost?

A:
We have hired Morrow & Co., Inc. to assist us in the distribution of proxy materials and solicitation of votes at a cost of approximately $7,500, plus out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for these services.

PROPOSAL FOR
ELECTION OF DIRECTORS

        Our Board of Directors has six members, a majority of whom are independent directors. Each director serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until the earlier of his or her resignation, death or removal. In order to be elected as a director, a nominee must receive a plurality of the votes of the shares of common stock having voting power present or represented by proxy at the Annual Meeting.

        The Governance and Nominating Committee has recommended, and our Board has approved, the nomination of the six nominees listed below. The nominees have indicated their willingness to serve as members of the Board if elected; however, in case any nominee becomes unavailable for election to the Board for any reason not presently known or contemplated, the proxy holders have discretionary authority to vote proxies for a substitute nominee or nominees. Proxies cannot be voted for more than six nominees. Set forth below is information as to the nominees for election at the Annual Meeting, including their ages, present principal occupations, other business experiences during the last five years, membership on committees of the Board and directorships in other companies.

Name	Age	Position
Charles J. Wyly, Jr.	69	Chairman of the Board of Directors
Sam Wyly	68	Vice Chairman of the Board of Directors
Richard E. Hanlon (1)	55	Director
Richard C. Marcus (2)	64	Director
Liz Minyard (3)	49	Director
Cece Smith (4)	58	Director

(1)
Member of the Compensation Committee and the Governance and Nominating Committee.

(2)
Member of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee.

(3)
Member of the Audit Committee and the Compensation Committee.

(4)
Member of the Audit Committee and the Governance and Nominating Committee.

        Mr. Charles J. Wyly, Jr. became a director in 1984. He served as Vice Chairman of the Board from 1985 until 2001 when he became Chairman of the Board. He co-founded Sterling Software, Inc., a worldwide supplier of software products, in 1981 and, until its acquisition in 2000 by another company, had served as a director and since 1984 as Vice Chairman of the Board. Mr. Wyly served as a director of Sterling Commerce, Inc., a worldwide provider of electronic commerce software and services, from December 1995 until its acquisition in 2000 by another company. Mr. Wyly was a director of Scottish Annuity & Life Holdings, Ltd., a variable life insurance and reinsurance company, from October 1998 until November 2000. Mr. Wyly served from 1964 to 1975 as an officer and director, including serving as President from 1969 to 1973, of University Computing Company. Mr. Wyly and his brother, Sam Wyly, founded Earth Resources Company, an oil refining and silver mining company, and Charles J. Wyly, Jr. served as Chairman of the Board of that company from 1968 to 1980. He was also a founding partner of Maverick Capital, Ltd., a manager of equity hedge funds.

        Mr. Sam Wyly has served as Vice Chairman of the Board of Michaels since July 2001 and a director of Michaels since 1984. He served as Chairman of the Board from 1984 until July 2001. Mr. Wyly is an entrepreneur who has created and managed several public and private companies. He is the general partner of Ranger Capital, Ltd., a Dallas-based hedge fund management company. He founded Maverick Capital, Ltd., another hedge fund manager, in 1990. Mr. Wyly is also a director of Green Mountain Energy Company, a clean energy provider. He founded University Computing Company, which became one of the first computer utility networks and one of the first software product companies. He was a founder and, until its acquisition in 2000 by another company, was Chairman and a director of Sterling Software, Inc. He also was Chairman of the Executive Committee and a director of Sterling Commerce, Inc., until its acquisition in 2000 by another company, and was Chairman and a director of Scottish Annuity & Life Holdings, Ltd. from October 1998 until June 2000.

        Mr. Hanlon has served as a director of Michaels since April 1990. He retired as Senior Vice President—Investor Relations from AOL Time Warner, Inc. in September 2002, having held that position since January 2001 when that media and communications company was formed. From February 1995 until January 2001, he was a senior executive of America Online, Inc., the world's largest provider of Internet online services. From March 1993 until February 1995, Mr. Hanlon was President of Hanlon & Co., which provided consulting services in shareholder and investor relations, and from 1988 until 1993 was Vice President—Corporate Communications and Secretary of LEGENT Corporation, a major enterprise software company.

        Mr. Marcus became a director of Michaels in July 1999. He currently serves as a management consultant to various organizations and, since January 1997, has served as Senior Advisor to Peter J. Solomon Company, an investment banking company. From December 1994 through December 1995, Mr. Marcus served as Chief Executive Officer of Plaid Clothing Group, a manufacturer of men's tailored clothing. He is currently on the boards of directors of Zale Corporation and Fashionmall.com. Prior to these activities, Mr. Marcus was with Neiman Marcus for 27 years and served as Chairman and Chief Executive Officer from 1979 through 1988.

        Ms. Minyard became a director of Michaels in March 2002. Since 1988, Ms. Minyard has served as Co-Chairman of the Board and, since 1998, as Co-Chief Executive Officer of Minyard Food Stores, Inc., a grocery retailer. She is currently an advisory director to TXU Corp.

        Ms. Smith became a director of Michaels in October 2002. She is Managing General Partner of Phillips-Smith-Machens Venture Partners, a venture capital firm that invests in retail and consumer businesses and that she co-founded in 1986. She is currently on the boards of directors of Brinker International, Inc. and Beautyco, Inc. Ms. Smith served as a director from 1992 to 1997 and as Chairman from 1994 to 1996 of the Federal Reserve Bank of Dallas.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

        The following table sets forth information as of April 28, 2003 regarding the beneficial ownership of common stock by each person known by Michaels to own five percent or more of the outstanding shares of common stock, each director of Michaels, each Named Executive (as defined in "Management Compensation—Summary Compensation Table" herein), and the directors and executive officers of Michaels as a group. The persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them, unless otherwise noted. The percentage of beneficial ownership is calculated based on 66,559,483 shares of common stock outstanding as of April 28, 2003.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Charles J. Wyly, Jr.	1,552,154 (2)	2.3%
Sam Wyly	1,455,825 (3)	2.1%
Richard E. Hanlon	87,700 (4)	*
Richard C. Marcus	87,500 (5)	*
Liz Minyard	35,000 (6)	*
Cece Smith	17,500 (7)	*
R. Michael Rouleau	511,970 (8)	*
Edward F. Sadler	121,666 (9)	*
Douglas B. Sullivan	51,664 (10)	*
James F. Tucker	54,962 (11)	*
Capital Research and Management Company 333 South Hope Street Los Angeles, California 90071	7,495,000 (12)	11.3%
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	3,801,945 (13)	5.7%
Putnam, LLC d/b/a Putnam Investments One Post Office Square Boston, Massachusetts 02109	5,257,994 (14)	7.9%
All current directors and executive officers as a group (21 persons)	4,157,553 (15)	6.0%

*
Less than one percent.

(1)
Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership by a person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment power within 60 days. The number of shares shown includes outstanding shares of common stock owned as of April 28, 2003 by the person indicated and shares underlying options owned by such person on April 28, 2003 that are exercisable within 60 days of that date. Persons holding shares of common stock pursuant to the Michaels Stores, Inc. Employees 401(k) Plan, as amended and restated, have sole voting power and investment power with respect to such shares.

(2)
Includes 619,166 shares under options of which 400,000 shares under options are held of record by Stargate, Ltd. (a limited partnership, the general partner of which is a trust of which Mr. Wyly is one of the trustees); 160,000 shares held of record by Stargate, Ltd.; 208,604 shares held of record by Shadywood USA, Ltd. (a limited partnership of which Mr. Wyly is the general partner); and 564,284 shares held of record by family trusts of which Mr. Wyly is the trustee.

(3)
Includes 1,085,833 shares under options; 200,000 shares held of record by Tallulah, Ltd. (a limited partnership of which Mr. Wyly is the general partner); 149,572 shares held of record by family trusts of which Mr. Wyly is the trustee; 6,400 shares held of record by a family trust of which Mr. Wyly's spouse is the trustee; and 14,020 shares owned by Mr. Wyly's spouse.

(4)
Includes 82,500 shares under options and 10,000 shares under options held of record by a family trust of which Mr. Hanlon is a co-trustee.

(5)
Includes 82,500 shares under options.

(6)
Includes 35,000 shares under options.

(7)
Includes 17,500 shares under options.

(8)
Includes 444,999 shares under options; 5,774 shares owned pursuant to our 401(k) Plan; and 20,000 shares which Mr. Rouleau owns jointly with his spouse.

(9)
Includes 121,666 shares under options.

(10)
Includes 49,999 shares under options.

(11)
Includes 33,334 shares under options; 2,034 shares owned pursuant to our 401(k) Plan; and 14,000 shares which Mr. Tucker owns jointly with his spouse.

(12)
Based on an amendment to the Schedule 13G filed with the Securities and Exchange Commission, dated February 10, 2003, Capital Research and Management Company, a registered investment adviser, has the sole power to dispose or direct the disposition of 7,495,000 shares of common stock but has no power to vote or direct the vote of such shares.

(13)
Based on a Schedule 13G filed with the Securities and Exchange Commission, dated February 14, 2003, FMR Corp., a parent holding company, on behalf of itself and its wholly-owned subsidiaries and certain of its affiliates in their various capacities, has the sole power to vote or direct the vote of 259,935 shares of common stock and has the sole power to dispose or direct the disposition of 3,801,945 shares of common stock.

(14)
Based on an amendment to the Schedule 13G filed with the Securities and Exchange Commission, dated February 5, 2003, Putnam, LLC d/b/a Putnam Investments, on behalf of itself and its parent and wholly-owned subsidiaries in their various capacities, shares the power to vote or direct the vote of 410,577 shares of common stock and shares the power to dispose or direct the disposition of 5,257,994 shares of common stock.

(15)
Includes 2,743,327 shares under options, 10,513 shares owned pursuant to our 401(k) Plan held by 11 executive officers not named in the table and 1,014 shares an executive officer not named in the table owns jointly with his spouse.

CORPORATE GOVERNANCE

        In 2001, Michaels announced several new initiatives designed to further enhance accountability to its stockholders. These initiatives included:

  •
  the dissolution of the Executive Committee, resulting in key corporate issues being reviewed by the full Board;

  •
  the replacement of what was previously known as the Nominating Committee with the Governance and Nominating Committee, which became responsible for developing corporate governance guidelines as well as considering and making recommendations to the Board regarding nominees for election to the Board;

  •
  a plan to expand the Board and fill the new positions with independent directors, which subsequently resulted in Liz Minyard and Cece Smith joining the Board; and

  •
  the amendment of Michaels' Restated Certificate of Incorporation to eliminate the staggered election of Board members.

        In 2003, in the wake of the corporate governance reforms initiated by Congress in passing the Sarbanes-Oxley Act of 2002 and by the Securities and Exchange Commission and the New York Stock Exchange in response to the Sarbanes-Oxley Act, Michaels initiated a corporate governance program to comply as soon as practicable with applicable current requirements newly imposed, as well as most of the proposed rules published, by the Securities and Exchange Commission and the New York Stock Exchange with respect to corporate governance. In undertaking this program, Michaels made the decision to conform its corporate governance to these requirements whether or not the legally effective date of the requirements had occurred and whether or not the rules were still in the proposal stage. In this regard, Michaels has, among other things, adopted Corporate Governance Guidelines, a revised Code of Business Conduct and Ethics, a revised Audit Committee Charter, a Compensation Committee Charter and a Governance and Nominating Committee Charter.

        A copy of the charter for each of our Audit Committee, Governance and Nominating Committee and Compensation Committee and a copy of our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our Internet website at www.michaels.com under "Corporate Information." Copies are also available to stockholders upon request from our Investor Relations Department. Our revised Audit Committee Charter is also attached to this Proxy Statement as Exhibit A.

        During fiscal 2002, our Board held nine meetings and acted by unanimous written consent five times. In addition to meetings of the full Board, directors attended meetings of Board committees. All incumbent directors attended at least 75% of all Board meetings and 100% of all applicable committee meetings.

Director Independence

        Our Corporate Governance Guidelines require that a majority of the members of our Board of Directors satisfy the independence requirements set forth in the rules of the New York Stock Exchange. Our Board has adopted categorical independence standards for determining the independence of our directors. Those standards reflect the specific independence requirements of the proposed New York Stock Exchange rules and will become effective when the proposed New York Stock Exchange rules become effective. The standards provide that an independent director is a director who:

  •
  has not received, and none of whose immediate family members has received, more than $100,000 per year in direct compensation from Michaels, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), during the last five years;

  •
  has not been affiliated with or employed by, and none of whose immediate family members has been affiliated with or employed in a professional capacity by, a present or former internal or external auditor of Michaels during the last five years;

  •
  has not been employed, and none of whose immediate family members has been employed, as an executive officer of another company where any of Michaels' present officers concurrently served on that company's compensation committee during the last five years;

  •
  has not been an executive officer or an employee, and none of whose immediate family members has been an executive officer, of another company (i) that, during the last five years, has accounted for at least 2% or $1 million, whichever is greater, of Michaels' consolidated gross revenues, or (ii) for which Michaels, during the last five years, has accounted for at least 2% or $1 million, whichever is greater, of such other company's consolidated gross revenues; and

  •
  has no other material relationship with Michaels, either directly or as a partner, stockholder or officer of an organization that has a relationship with Michaels.

The five-year "lookback" provisions in the standards under the proposed rules of the New York Stock Exchange are limited to periods beginning on the effective date of those rules, and the Board categorical independence standards contain that same limitation.

        Our Board has determined that each of our four independent directors, Richard E. Hanlon, Richard C. Marcus, Liz Minyard and Cece Smith, meets the independence requirements of both the current and proposed rules of the New York Stock Exchange and the categorical independence standards set forth above even if the categorical independence standards were already effective and an actual five-year "lookback" were applied under those rules.

Meetings of Non-Management Directors

        Our Corporate Governance Guidelines require our non-management directors to meet at regularly scheduled executive sessions without management directors. Our Corporate Governance Guidelines provide that the position of presiding director for executive sessions of non-management directors shall be rotated for each meeting among the non-management directors on an alphabetical basis. Stockholders may contact the non-management directors on a confidential basis by mail, with the envelope containing the communication marked "confidential" and addressed as follows: Non-Management Directors, c/o Michaels Stores, Inc., 8000 Bent Branch Drive, Irving, Texas 75063.

Board Committees

        As required by our Corporate Governance Guidelines, our Board has three active standing committees, each of which is required by its charter to consist of no fewer than three directors satisfying the applicable current independence criteria of the New York Stock Exchange. The three members of the Governance and Nominating Committee are Richard E. Hanlon (Chairman), Richard C. Marcus and Cece Smith. The three members of the Compensation Committee are Richard E. Hanlon (Chairman), Richard C. Marcus and Liz Minyard. The three members of the Audit Committee are Richard C. Marcus (Chairman), Liz Minyard and Cece Smith.

Governance and Nominating Committee

        Michaels believes that placing the responsibility for nominating directors in the hands of an independent committee, along with charging that committee with the responsibility of taking a leadership role in shaping Michaels' corporate governance matters, enhances the independence and quality of its Board and of its corporate governance practices. Therefore, under the terms of its charter, which was adopted in April 2003, the Governance and Nominating Committee is charged with the responsibility of identifying individuals qualified to become Board members by recommending to the Board candidates to fill vacancies and newly-created positions on the Board and recommending to the Board director nominees for election by the stockholders at the annual stockholder meeting, including recommendations as to whether incumbent members of the Board should be nominated for re-election to the Board. The Governance and Nominating Committee reviews qualifications of, and makes recommendations to the Board concerning, director nominees submitted by stockholders. At any annual meeting, stockholders may nominate a person for election as a director but only upon notice to the Secretary of Michaels given in accordance with the notice provisions in our Certificate of Incorporation. The Governance and Nominating Committee is also charged with the responsibility of developing and recommending corporate governance principles applicable to the Board members and Michaels' employees. The Governance and Nominating Committee Charter requires the committee to develop and recommend guidelines for that purpose consistent with federal and state law and the rules of the Securities and Exchange Commission and the New York Stock Exchange, giving appropriate attention to "best corporate governance practices." In response to that requirement, the Governance and Nominating Committee developed and recommended, and the Board has adopted, the Corporate Governance Guidelines available on our Internet website. The Governance and Nominating Committee also (i) oversees the evaluation of the performance of the Board and Michaels' management against the Corporate Governance Guidelines; and (ii) reviews possible conflicts of interest. During fiscal 2002, the Governance and Nominating Committee met once and acted by unanimous written consent once.

Compensation Committee

        To further enhance the independence and effectiveness of Michaels' corporate policies and practices, under the terms of its charter, which was also adopted in April 2003, the Compensation Committee reviews, approves and administers Michaels' policies, programs, procedures and objectives for compensating its officers and key employees. The Compensation Committee has the sole authority to determine the compensation of Michaels' Chief Executive Officer and reports that determination to the Board. The Compensation Committee reviews, approves and recommends to the Board the compensation levels of all other executive officers. The Compensation Committee also makes recommendations to the Board with respect to the approval and adoption of all cash- and equity-based incentive compensation plans in which any of Michaels' executive officers participate. The Compensation Committee also reviews Board compensation policies, but only the Board may determine compensation for directors. The Compensation Committee acts as the committee of the Board that administers the 1997 Employees Stock Purchase Plan, the 1997 Stock Option Plan, the 2001 Employee Stock Option Plan and the 2001 General Stock Option Plan. With respect to the 1997 Stock Option Plan, the 2001 Employee Stock Option Plan and the 2001 General Stock Option Plan, the Compensation Committee has the power to grant options and determine the number of shares to be covered by each option under each of those plans. Additionally, with respect to the 1997 Stock Option Plan, the Compensation Committee determines when options will be exercisable under that plan. During fiscal 2002, the Compensation Committee met twice and acted by unanimous written consent twelve times.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2002, Richard E. Hanlon, Richard C. Marcus, Liz Minyard and former director Elizabeth VanStory served as members of the Compensation Committee, and none of them were or have been employees of Michaels.

Audit Committee

        The revised Audit Committee Charter adopted in April 2003 requires that all members of the Audit Committee satisfy the independence criteria of the New York Stock Exchange and Section 301 of the Sarbanes-Oxley Act of 2002. It also requires that the Audit Committee members meet the financial literacy requirements of the New York Stock Exchange rules and that at least one Audit Committee member satisfy the accounting or related financial management expertise standards of the New York Stock Exchange rules and that either that member or another member satisfy the criteria for an "audit committee financial expert," as that term is defined in Securities and Exchange Commission rules. All three members of the Audit Committee meet both the existing and proposed independence requirements and the existing financial literacy requirements of the New York Stock Exchange and the independence requirements of the Securities Exchange Act of 1934. Cece Smith, a member of the Audit Committee, satisfies the accounting or related financial management expertise standards of the New York Stock Exchange and meets the definition of an audit committee financial expert in the Securities and Exchange Commission rules. Under its charter, the Audit Committee is generally responsible for overseeing Michaels' financial reporting process and assists the Board in fulfilling the Board's oversight responsibilities with respect to (i) the integrity of Michaels' financial statements; (ii) Michaels' compliance with legal and regulatory requirements; (iii) the independent auditors' qualifications and independence; and (iv) the performance of the independent auditors and of Michaels' internal audit function. In fulfilling its obligations, the Audit Committee directly appoints, retains, terminates and determines the compensation of the independent auditors. The Audit Committee is also responsible for the resolution of disagreements between management and the independent auditors along with the pre-approval and approval of all audit and non-audit engagement fees, terms and services with the independent auditors in a manner consistent with the Sarbanes-Oxley Act of 2002. Michaels' independent auditors are required to report directly to the Audit Committee concerning, among other things, the auditors' internal quality control procedures, the independence of the auditors and the plans for, and the scope and conduct of, annual audits. The Audit Committee is in the process of developing procedures for (i) receiving and dealing with complaints regarding accounting, internal accounting controls or auditing matters and (ii) the confidential submission by employees of concerns regarding questionable accounting or auditing matters. These procedures will be disclosed on Michaels' website as soon as they are adopted. During fiscal 2002, the Audit Committee met ten times.

Audit Committee Financial Expert

        The Board has determined that at least one of our Audit Committee members, Cece Smith, satisfies the criteria adopted by the Securities and Exchange Commission to serve as the "audit committee financial expert" of Michaels.

AUDIT COMMITTEE REPORT

        The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in April 2003 and is attached to this Proxy Statement as Exhibit A. The Audit Committee Charter requires our Audit Committee to undertake a variety of activities designed to assist our Board in fulfilling its oversight role regarding our auditors' independence, our financial reporting process, our systems of internal controls and our compliance with applicable laws, rules and regulations. These activities are briefly summarized in this Proxy Statement under the caption "Corporate Governance—Audit Committee." The Charter also makes it clear that the independent auditors are ultimately accountable to the Board and the Audit Committee, not management.

        The internal accountants of Michaels prepare its consolidated financial statements and Michaels' independent auditors are responsible for auditing those financial statements. The Audit Committee monitors and reviews the financial reporting processes implemented by management but does not conduct any auditing or accounting reviews. The members of the Audit Committee are not employees of Michaels and do not represent themselves as experts in the field of accounting or auditing. Instead, the Audit Committee relies, without independent verification, on management's representation that the financial statements have been prepared in conformity with generally accepted accounting principles and on the representations of our independent auditors included in their report on our financial statements. The Audit Committee's oversight does not provide them with an independent basis for determining whether management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's discussions with management and its auditors do not insure that the financial statements are presented in accordance with generally accepted accounting principles, that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards or that the independent accountants are in fact "independent."

        We have engaged Ernst & Young LLP as independent auditors to audit and report to our stockholders on our financial statements for fiscal 2003. During fiscal 2002, there were no disagreements with Ernst & Young LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make a reference to the subject matter of the disagreement in connection with its reports.

        The Audit Committee has reviewed and discussed with our management and Ernst & Young LLP, our independent auditors, the audited financial statements of Michaels contained in our Annual Report on Form 10-K for the fiscal year ended February 1, 2003. The Audit Committee has also discussed with our independent auditors the matters required to be discussed pursuant to SAS No. 61 and SAS No. 90 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

        The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") and has discussed with Ernst & Young LLP their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2003, as filed with the Securities and Exchange Commission.

        The Audit Committee considered whether, and concluded that, the provision by Ernst & Young LLP of the services referred to under "Tax Fees" and "All Other Fees" is compatible with maintaining the independence of Ernst & Young LLP.

        This report is submitted by the members of the Audit Committee of the Board of Directors:

                      Audit Committee
                      Richard C. Marcus
                      Liz Minyard
                      Cece Smith

INDEPENDENT AUDITORS' FEES

        The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of Michaels' annual financial statements for 2001 and 2002, and fees billed for other services rendered by Ernst & Young LLP.

	2001	2002
Audit fees (1)	$448,000	$516,000
Audit-related fees (2)	$175,000	$123,000
Tax fees (3)	$164,000	$102,000
All other fees	None	None

(1)
Audit fees consist principally of fees for the audit of our annual financial statements and review of our financial statements included in our quarterly reports on Form 10-Q for those years.

(2)
Audit-related fees consist principally of fees for pension and statutory audits and registration statements filed with the Securities and Exchange Commission.

(3)
Tax fees consist principally of fees for tax compliance and preparation, tax advice and tax planning. In the table above, under "Tax Fees," $28,102 and $46,418 constituted tax compliance and preparation fees in 2001 and 2002, respectively.

        The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit engagement fees, terms and services in a manner consistent with the Sarbanes-Oxley Act of 2002. The Audit Committee may delegate the authority to grant any pre-approvals to one or more members of the Audit Committee, provided that such member(s) reports any pre-approvals to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated pre-approval authority to Richard C. Marcus, the Chairman of the Audit Committee.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

COMPENSATION OF DIRECTORS

        During fiscal 2002, Michaels paid Charles J. Wyly, Jr. $37,500 per month for serving as Chairman of the Board and Sam Wyly $18,750 per month for serving as Vice Chairman of the Board.

        During fiscal 2002, Mr. Hanlon, Mr. Marcus, Ms. Minyard and Ms. Smith each received an annual fee of $24,000 as members of the Board and a fee of $1,000 for attendance at each regular or special Board meeting. Mr. Marcus, Ms. Minyard and Ms. Smith each received a fee of $1,000 for attendance at each meeting of the Audit Committee. Effective as of May 1, 2003, the Board has approved changes to the compensation payable to directors. Currently, Mr. Hanlon, Mr. Marcus, Ms. Minyard and Ms. Smith each receive an annual fee of $48,000 as members of the Board and a fee of $1,500 for attendance at each regular or special Board meeting and for attendance at each meeting of a committee of which they are a member. We also reimburse directors for expenses incurred in attending meetings.

        Upon first election to the Board and immediately following each annual meeting of stockholders thereafter, each Director receives an automatic grant of options exercisable for 17,500 shares of common stock under the 2001 General Stock Option Plan.

COMPENSATION COMMITTEE REPORT

What is our compensation philosophy?

        The objectives of our executive compensation program are to:

  •
  attract and retain highly qualified individuals who make contributions that result in Michaels meeting its financial goals;

  •
  motivate employees to high levels of performance;

  •
  differentiate individual pay based on performance;

  •
  ensure external competitiveness and internal equity of total compensation; and

  •
  align company, employee and stockholder interests.

        We believe in a total compensation approach, with a greater emphasis on variable components of pay including bonus and stock option appreciation. High performing executives should be well compensated through cash compensation in sufficient amounts to retain such executives and in stock option awards which align such executives with the interests of the stockholders and stimulate focus on long-term stockholder value enhancement.

How is compensation determined?

        The Compensation Committee has the sole authority to determine our Chief Executive Officer's compensation level and reports that determination to the Board. The Compensation Committee reviews, approves and recommends to the Board the compensation level of all other executive officers. In determining or approving compensation levels, the Compensation Committee considers external competitiveness of total compensation, an individual's experience and prior performance as well as our operating performance and the attainment of planned financial and strategic initiatives. The experience, performance and attainment of initiatives are evaluated by the Compensation Committee with no particular weight given to any particular factor.

        In approving the annual plans for executive bonuses, the Compensation Committee provides financial incentives to those members of management who can make an important contribution to our success by tying the bonuses to the attainment of certain financial objectives which may be different from individual to individual. Each participating executive is entitled to a bonus equal to a certain percentage of that executive's salary based upon the attainment of such objectives.

        In compensating executive officers and other officers and employees through stock option awards, the Compensation Committee (or the Board as a whole) makes, pursuant to certain option grant guidelines, discretionary grants, based upon the level of responsibility and performance of the individual grantee. The Compensation Committee reviews and approves the guidelines used for such discretionary grants.

How are our incentive compensation programs used to focus management on increasing stockholder value?

        We maintain stock option plans for our directors, officers and employees. We believe that the grant of options aligns executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return. The grant of options also allows executives to develop and maintain a long-term ownership position in our common stock.

How have we responded to the IRS limits on deductibility of compensation?

        Options granted under our 1997 Stock Option Plan and 2001 General Stock Option Plan are intended to meet the performance based compensation exception to the annual $1,000,000 limitation on the tax deduction we may claim for compensation of certain executives. However, our executive bonus program does not meet the exception to the IRS deduction limitation.

How is the CEO compensated?

        The Compensation Committee solely determines the compensation level of our Chief Executive Officer, Mr. Rouleau. Mr. Rouleau received a base salary of $695,192 during fiscal 2002. Mr. Rouleau's incentive compensation for fiscal 2002, in the form of a bonus, was based upon the attainment of specified financial or performance goals and objectives. With respect to fiscal 2002, Mr. Rouleau received $405,000 in a cash bonus. Mr. Rouleau also received stock options for 100,000 shares of common stock and certain perquisites, including the transfer of a company-owned automobile, valued at $47,440, to Mr. Rouleau in fiscal 2002.

How are the other executive officers compensated?

        Our other executive officers usually receive base salaries, annual cash bonuses, long-term incentive compensation in the form of stock options and various benefits. The Compensation Committee reviews, approves and recommends to the Board the compensation level for our executive officers. The Compensation Committee, in administering the 1997 Stock Option Plan and the 2001 General Stock Option Plan, may also evaluate the executive officers' performance in determining whether to grant any stock options to the executives.

        This report is submitted by the members of the Compensation Committee, which also performs the additional duties of administering the Amended and Restated 1997 Employees Stock Purchase Plan, the 1997 Stock Option Plan, the Amended and Restated 2001 Employee Stock Option Plan and the 2001 General Stock Option Plan:

                    Compensation Committee
                    Richard E. Hanlon
                    Richard C. Marcus
                    Liz Minyard

MANAGEMENT COMPENSATION

Summary Compensation Table

        The following table sets forth certain information regarding compensation paid or accrued by Michaels to our Chief Executive Officer and each of our four other most highly compensated executive officers, employed by Michaels at the end of the fiscal year, based on salary and bonus earned during fiscal 2002 (the "Named Executives").

Long-Term Compensation Awards
Annual Compensation
Securities Underlying Options/ SARs (#)(1)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		All Other Compensation ($)
R. Michael Rouleau President and Chief Executive Officer	2002 2001 2000	695,192 670,193 632,308	405,000 390,000 267,500	85,062(2) 6,711(2) 18,144(2)	100,000 200,000 200,000	60,411(3) 59,632(3) 67,735(3)
Douglas B. Sullivan Executive Vice President— Development	2002 2001 2000	299,988 299,988 300,290	239,621 149,994 120,000	— — —	25,000 50,000 50,000	30,464(4) 32,391(4) 32,959(4)
Charles J. Wyly, Jr. Chairman of the Board of Directors	2002 2001 2000	450,000 337,500 225,000	— — —	— — —	117,500 235,000 100,000	— — —
Edward F. Sadler Executive Vice President— Store Operations	2002 2001 2000	293,269 283,885 275,000	128,700 123,750 110,000	— 7,798(6) 28,000(6)	25,000 50,000 37,500	19,811(5) 17,434(5) 89,065(5)
James F. Tucker Executive Vice President— Chief Information Officer	2002 2001 2000	266,462 258,077 248,462	130,000 125,000 96,000	— — —	25,000 50,000 50,000	14,698(7) 12,128(7) 12,135(7)

(1)
Options to acquire shares of common stock. The number of options included for fiscal 2000 and 2001 have been adjusted to retroactively reflect a two-for-one stock split effected in the form of a stock dividend to stockholders of record as of the close of business on November 12, 2001.

(2)
The amount shown includes (i) the personal use of a company-owned automobile of $22,126 in fiscal 2002 and the transfer of that automobile, valued at $47,440, to Mr. Rouleau in fiscal 2002, and (ii) income taxes paid by Michaels in the amount of $6,608, $6,711 and $18,144 in fiscal 2002, 2001 and 2000, respectively.

(3)
The amounts shown include (i) life insurance premiums paid by Michaels in the amount of $39,555, $39,526 and $39,516 in fiscal 2002, 2001 and 2000, respectively, (ii) annual matching contributions paid by Michaels for Mr. Rouleau's account pursuant to our Deferred Compensation Plan in the amount of $18,855, $15,075 and $23,039 in fiscal 2002, 2001 and 2000, respectively, and (iii) annual matching contributions paid by Michaels for Mr. Rouleau's account pursuant to our 401(k) Plan in the amount of $2,001, $5,031 and $5,180 in fiscal 2002, 2001 and 2000, respectively.

(4)
The amounts shown include (i) life insurance premiums paid by Michaels in the amount of $21,465, $19,792 and $19,460 in fiscal 2002, 2001 and 2000, respectively, (ii) annual matching contributions paid by Michaels for Mr. Sullivan's account pursuant to our Deferred Compensation Plan in the amount of $8,384, $8,953 and $9,113 in fiscal 2002, 2001 and 2000, respectively, and (iii) annual matching contributions paid by Michaels for Mr. Sullivan's account pursuant to our 401(k) Plan in the amount of $615, $3,646 and $4,386 in fiscal 2002, 2001 and 2000, respectively.

(5)
The amounts shown include (i) life insurance premiums paid by Michaels in the amount of $7,300, $7,268 and $7,244 in fiscal 2002, 2001 and 2000, respectively, (ii) annual matching contributions paid by Michaels for Mr. Sadler's account pursuant to our Deferred Compensation Plan in the amount of $10,804, $5,015 and $7,754 in fiscal 2002, 2001 and 2000, respectively, (iii) annual matching contributions paid by Michaels for Mr. Sadler's account pursuant to our 401(k) Plan in the amount of $1,707, $5,151 and $1,714 in fiscal 2002, 2001 and 2000, respectively, and (iv) relocation expenses paid for by Michaels in the amount of $72,353 in fiscal 2000.

(6)
Income taxes paid by Michaels on taxable relocation expenses.

(7)
The amounts shown include (i) life insurance premiums paid by Michaels in the amount of $2,954, $2,946 and $2,943 in fiscal 2002, 2001 and 2000, respectively, (ii) annual matching contributions paid by Michaels for Mr. Tucker's account pursuant to our Deferred Compensation Plan in the amount of $9,835, $4,294 and $4,008 in fiscal 2002, 2001 and 2000, respectively, and (iii) annual matching contributions paid by Michaels for Mr. Tucker's account pursuant to our 401(k) Plan in the amount of $1,909, $4,888 and $5,184 in fiscal 2002, 2001 and 2000, respectively.

Option Grants During Fiscal 2002

        The following table provides information related to options granted to the Named Executives during fiscal 2002.

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options/SARs Granted (#)(2)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)(3)	Expiration Date	5% ($)	10% ($)
R. Michael Rouleau	100,000(4)	5.58	34.10	08/06/2007	942,120	2,081,839
Douglas B. Sullivan	25,000(4)	1.40	34.10	08/06/2007	235,530	520,460
Charles J. Wyly, Jr.	100,000(4) 17,500 (5)	5.58 0.98	34.10 42.25	08/06/2007 06/19/2007	942,120 204,276	2,081,839 451,396
Edward F. Sadler	25,000(4)	1.40	34.10	08/06/2007	235,530	520,460
James F. Tucker	25,000(4)	1.40	34.10	08/06/2007	235,530	520,460

(1)
The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on our common stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the options following termination of employment, nontransferability or vesting over periods. The use of the assumed 5% and 10% returns is established by the Securities and Exchange Commission and is not intended by Michaels to forecast possible future appreciation of the price of our common stock.

(2)
Options to acquire shares of our common stock.

(3)
The option exercise price may be paid in shares of common stock owned by the Named Executives, in cash, or in any other form of valid consideration or a combination of any of the foregoing, in some cases as determined by the Board of Directors or the Compensation Committee in their discretion. The exercise price of each option was equal to the fair market value of the common stock on the date of grant.

(4)
Stock options will become exercisable with respect to 1/3 of the shares covered thereby on each of August 7, 2003, August 7, 2004 and August 7, 2005.

(5)
Stock options are fully exercisable.

Option Exercises During Fiscal 2002 and Fiscal Year-End Option Values

        The following table provides information related to options exercised by the Named Executives during fiscal 2002 and the number and value of options held at fiscal year-end. Michaels does not have any outstanding stock appreciation rights.

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)(1)		Value of Unexercised In-the- Money Options/SARs at Fiscal Year End ($)(2)
	Shares Acquired on Exercise (#)	Value Realized ($)(3)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
R. Michael Rouleau	125,000	3,927,191	474,999	300,001	7,792,654	2,560,346
Douglas B. Sullivan	50,000	1,326,221	49,999	75,001	641,904	640,096
Charles J. Wyly, Jr.	—	—	619,166(4)	233,334	12,841,001	1,702,009
Edward F. Sadler	20,000	585,008	121,666	70,834	1,892,112	586,446
James F. Tucker	33,333	822,155	33,334	75,001	532,559	640,096

(1)
The number of shares has been adjusted to retroactively reflect a two-for-one stock split effected in the form of a stock dividend to stockholders of record as of the close of business on November 12, 2001.

(2)
The closing price for our common stock as reported on the New York Stock Exchange on January 31, 2003, the last trading day of fiscal 2002, was $33.75. Value is calculated on the basis of the difference between the option exercise price and $33.75 multiplied by the number of shares of common stock underlying the option.

(3)
Value realized is calculated based on the difference between the aggregate exercise price of the options exercised and the aggregate market value of the shares of common stock acquired on the date of exercise.

(4)
Includes 400,000 options held of record by Stargate, Ltd. (a limited partnership of which Mr. Wyly is the general partner).

Employment, Severance and Change of Control Agreements

        In March 2001, Michaels entered into a new employment agreement with R. Michael Rouleau, the President and Chief Executive Officer of Michaels, and that employment agreement was amended as of July 16, 2002. The employment agreement is for a term expiring on January 31, 2006 with provisions for annual automatic one-year extensions unless Michaels gives notice of non-extension 120 days prior to any expiration date. Under the employment agreement, Mr. Rouleau is entitled to receive an annual base salary of $675,000, or such higher amount as the Board of Directors or Compensation Committee shall determine, and standard executive officer benefits. Additionally, he is allowed to participate in a bonus plan in any year in which a bonus plan is established. For fiscal 2002, Mr. Rouleau received a bonus of $405,000 pursuant to a bonus plan based upon the attainment by Michaels of specified financial or performance goals. Upon a change of control of Michaels or if Michaels terminates Mr. Rouleau's employment (other than for cause) prior to the expiration of the employment agreement, Mr. Rouleau is entitled to continue to receive his base salary and other benefits until January 31, 2006 and a prorated bonus for the fiscal year in which the termination occurs if Mr. Rouleau would have earned a bonus in that year. If Mr. Rouleau's employment is terminated for any reason, at any time, (i) all unvested options then held by him will immediately become fully exercisable and, if Mr. Rouleau was terminated for any reason other than for cause, the expiration date for those options will automatically be extended to the date that is one day prior to the fifth anniversary of his termination date, (ii) Mr. Rouleau will be entitled to the value of any unvested interest he may have in our 401(k) Plan, and (iii) Mr. Rouleau will automatically become the owner of his Company-paid whole life insurance policy.

        Michaels has an agreement with Douglas B. Sullivan, an executive officer of Michaels, which provides for his employment by Michaels if a change of control of Michaels occurs during the term of the agreement for a salary not less than his annual salary immediately preceding the change of control and allows him to participate in bonuses with other key management personnel of Michaels. This agreement expires on April 5, 2005 subject to an automatic extension to April 5, 2006 if a change of control of Michaels occurs prior to April 5, 2005. This agreement requires Michaels to pay to Mr. Sullivan, if his employment is terminated within one year of a change of control, a sum equal to his salary and bonus, and the value of benefits and perquisites provided, during the twelve-month period immediately preceding termination, plus credit for an additional twelve months service for pension benefits purposes and certain healthcare benefits for such twelve-month period.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of February 1, 2003 with respect to shares of Michaels common stock that may be issued under our existing equity compensation plans, including the Amended and Restated 1997 Employees Stock Purchase Plan, the 1997 Stock Option Plan, the Amended and Restated 2001 Employee Stock Option Plan and the 2001 General Stock Option Plan.

Plan Category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares of common stock reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders
Stock option plans (1)(2)	5,351,283	$18.3236	3,936,944
1997 Employees Stock Purchase Plan	Not applicable	Not applicable	1,661,332
Equity compensation plans not approved by stockholders (2)(3)	2,160,712	$27.6168	3,562,424

(1)
Includes the 1997 Stock Option Plan and the 2001 General Stock Option Plan.

(2)
The number of shares of common stock to be issued upon exercise of options and the number of shares remaining available for future issuance are approximate, because such numbers are affected by out-of-period adjustments for options which terminate without exercise in connection with termination of employment. Shares of common stock included in such options are required to be deducted from column (a) and added to column (c), since shares covered by terminated options return to the authorized capacity under the option plans. Out-of-period adjustments are not material.

(3)
The Amended and Restated 2001 Employee Stock Option Plan.

        The 2001 Employee Stock Option Plan was adopted by our Board of Directors on July 23, 2001. In the second quarter of fiscal 2002, our Board amended and restated the 2001 Employee Stock Option Plan to increase the total number of shares authorized for issuance by an additional 4,000,000 shares to an aggregate of 6,000,000 shares of common stock. Under the 2001 Employee Stock Option Plan, stock options are granted to eligible employees of Michaels and its subsidiaries but may not be granted to executive officers and directors. Stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant and generally become exercisable with respect to 1/3 of the shares covered thereby on each of the three anniversary dates following the date of grant. The 2001 Employee Stock Option Plan is included as Exhibit 99.1 in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2002.

STOCK PERFORMANCE CHART

        The following chart compares the yearly changes in the total stockholder return on our common stock against two other measures of performance. The comparison is on a cumulative basis for our last five fiscal years. The two other performance measures are the Dow Jones US Total Market Index (previously known as the Dow Jones Equity Market Index) and the Dow Jones Retail—Other Specialty Index. In each case, we assumed an initial investment of $100 on January 30, 1998. Dates on the following chart represent the last trading day of the indicated fiscal year. We paid no cash dividends during such five-year period.

STOCK PERFORMANCE
Comparison of Five Fiscal Year Total Return

CERTAIN TRANSACTIONS

        In fiscal 2002, we paid $240,856 in salary to Donald R. Miller, Jr., Vice President—Market Development of Michaels. Mr. Miller also earned (i) a bonus of $117,500, (ii) $18,390 for the personal use of a company-owned automobile and the transfer of that automobile, valued at $55,892, to Mr. Miller, and (iii) $2,605 for other employee benefits. In fiscal 2002, Michaels granted options to Mr. Miller exercisable for 25,000 shares of common stock at an exercise price of $34.10 per share, the fair market value of a share of common stock on the date of grant. Mr. Miller is the son-in-law of Charles J. Wyly, Jr.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms or written representations from certain reporting persons received by us with respect to fiscal 2002, we believe that our officers and directors and persons who own more than 10% of a registered class of our equity securities have complied with all applicable filing requirements.

OTHER MATTERS

        We do not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.

ANNUAL REPORT

        The Annual Report to Stockholders of Michaels, including financial statements for the fiscal year ended February 1, 2003, accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

FORM 10-K

        Copies of our Annual Report on Form 10-K (excluding exhibits) filed with the Securities and Exchange Commission are available, without charge, upon written request to Michaels Stores, Inc., 8000 Bent Branch Drive, Irving, Texas 75063, Attention: Investor Relations Department. Exhibits to the Form 10-K will be furnished upon payment of a fee of $0.50 per page to cover our expenses in furnishing the exhibits.

STOCKHOLDER PROPOSALS

        To be considered for inclusion in our proxy statement for our 2004 annual meeting of stockholders, proposals of stockholders must be in writing and received by us no later than January 7, 2004. To be presented at the 2003 annual meeting of stockholders without inclusion in our proxy statement for such meeting, proposals of stockholders must be in writing and received by us no later than March 5, 2004. Such proposals should be mailed to Michaels Stores, Inc., P.O. Box 619566, DFW, Texas 75261-9566 and directed to the Secretary of Michaels.

By Order of the Board of Directors, MARK V. BEASLEY Secretary
Irving, Texas May 6, 2003

EXHIBIT A

MICHAELS STORES, INC.

AUDIT COMMITTEE CHARTER

Purposes

        The purposes of the Audit Committee of the Board of Directors of Michaels Stores, Inc. are to assist the Board in fulfilling the Board's oversight responsibilities with respect to:

  •
  the integrity of the Company's financial statements;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the independent auditors' qualifications and independence; and

  •
  the performance of the independent auditors and the Company's internal audit function.

        The Committee shall also have the responsibility to prepare the Committee's report, made pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), to be included in the Company's annual proxy statement.

Composition of the Committee

        Number.    The Committee shall consist of no fewer than three members of the Board.

        Qualifications.    Each Committee member shall have all of the following qualifications:

  •
  Each Committee member shall meet the independence criteria of (1) the rules of the New York Stock Exchange, as such requirements are interpreted by the Board in its business judgment and as established by the Board or an appropriate committee of the Board, and (2) Section 301 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the Securities and Exchange Commission.

  •
  Each Committee member shall be financially literate or shall become financially literate within a reasonable period of time after his or her appointment to the Committee. Additionally, at least one member of the Committee shall have accounting or related financial management expertise and that member or another member of the Committee shall have sufficient education and experience to have acquired the attributes necessary to meet the criteria of an audit committee financial expert as defined in Item 401(h) of SEC Regulation S-K. The Board determines, in its business judgment, whether each member is financially literate and whether at least one member has the requisite accounting or financial management expertise and whether that member or another member of the Committee has sufficient education and experience to meet the audit committee financial expert criteria. The designation or identification of a person as an audit committee financial expert shall not (1) impose on such person any duties, obligations or liability greater than the duties, obligations and liability imposed on such person as a member of the Committee and the Board in the absence of such designation or identification, or (2) affect the duties, obligations or liability of any other member of the Committee or the Board.

  •
  No Committee member shall simultaneously serve on the audit committee of more than three public companies (including the Company) unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. The Company shall disclose any such determination in its proxy statement relating to the Company's annual meeting of stockholders.

        Appointment and Removal.    The Board appoints Committee members and appoints a Committee Chairman from among those members. Each Committee member shall serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

Duties and Responsibilities of the Committee

        The Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's interim financial statements. The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders. As used in this Charter, the term "independent auditor" means any independent auditor, including one constituting a "registered public accounting firm" (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

        In performing its responsibilities:

  •
  Retain the Independent Auditors. The Committee shall directly (1) appoint, retain, terminate and determine the compensation of and oversee (a) the work of the Company's independent auditors, and (b) the resolution of disagreements between management and the Company's independent auditors, (2) pre-approve and approve all audit engagement fees, terms and services, and (3) pre-approve and approve any non-audit engagements with the Company's independent auditors. The Committee is to exercise this authority in a manner consistent with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

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  Review and Discuss the Auditors' Quality Control. The Company's independent auditors shall report directly to the Committee. The Committee shall, at least annually, obtain, review and discuss a report by the Company's independent auditors describing (1) the audit firm's internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (3) any steps taken to deal with any such issues.

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  Review and Discuss the Independence of the Auditors. In connection with the retention of the Company's independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Committee shall be responsible for (1) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (2) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the auditors, and (3) taking appropriate action in response to the auditors' report to satisfy itself of the auditors' independence. In connection with the Committee's evaluation of the auditors' independence, the Committee shall also review and evaluate the lead partner of the independent auditors and take such steps as may be required by law with respect to the regular rotation of the lead audit partner and the concurring audit partner of the independent auditors.

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  Policy on Hiring Employees of Independent Auditors. The Committee shall not permit any person to be employed by the Company as its Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer (or in an equivalent position) if (1) such person is or was within the two years prior to becoming employed by the Company an employee or partner of an independent auditor that audited the Company's financial statements during such two-year period and he or she participated in any capacity in such audits, or (2) the hiring of whom would otherwise violate the restrictions set forth in or established pursuant to Section 206 of the Sarbanes-Oxley Act of 2002.

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  Review and Discuss the Audit Plan. The Committee shall review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

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  Review and Discuss Conduct of the Audit. The Committee shall review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including (1) any restriction on audit scope or on access to requested information, (2) any significant disagreements with management, and (3) significant issues discussed with the independent auditors' national office. The Committee shall decide all unresolved disagreements between management and the independent auditors regarding financial reporting. The Committee, consistent with Section 303 of the Sarbanes-Oxley Act of 2002, shall not influence the conduct of the audit in any improper manner.

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  Review and Discuss Financial Statements and Disclosures. The Committee shall review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including (1) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and (2) the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the SEC.

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  Review and Discuss Financial Press Releases. The Committee shall review and discuss earnings and other financial press releases (including any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur before or after issuance and, as appropriate, may include a review of the types or substance of information to be disclosed and the form of presentation to be made).

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  Review and Discuss Internal Audit Plans. The Committee shall review and discuss with the senior executive responsible for the internal audit function and appropriate members of his or her staff the plans for and the scope of their ongoing audit activities, including adequacy of staffing and compensation.

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  Review and Discuss Internal Audit Reports. The Committee shall review and discuss with the senior executive responsible for the internal audit function and appropriate members of his or her staff the annual report of the audit activities, examinations and results thereof.

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  Review and Discuss the Systems of Internal Accounting Controls. The Committee shall review and discuss with the independent auditors, the senior executive responsible for the internal audit function and, if and to the extent deemed appropriate by the Committee Chairman, members of their respective staffs or representatives of any person or entity to which the internal audit function has been outsourced the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the SEC.

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  Review and Discuss the Recommendations of Independent Auditors. The Committee shall review and discuss with the senior executive responsible for the internal audit function and the appropriate members of his or her staff recommendations made by the independent auditors and the senior executive responsible for the internal audit function, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

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  Review and Discuss the Audit Results. The Committee shall review and discuss with the independent auditors (1) the report of their annual audit, or proposed report of their annual audit, (2) the accompanying management letter, if any, (3) the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (4) the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, (1) a review of major issues regarding (a) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and (b) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (2) a review of analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, and (3) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

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  Obtain Assurances Under Section 10A(b) of the Exchange Act. The Committee shall obtain assurance from the independent auditors that in the course of conducting the audit there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under Section 10A(b) of the Exchange Act.

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  Discuss Risk Management Policies. The Committee shall discuss policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk, including the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

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  Obtain Reports Regarding Conformity with Legal Requirements and the Company's Code of Business Conduct and Ethics. The Committee shall periodically obtain reports from management, the Company's senior executive responsible for the internal audit function and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. The Committee shall review and discuss reports and disclosures of insider and affiliated party transactions. The Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

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  Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies. The Committee shall establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002. The Committee shall discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company's financial statements or accounting policies.

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  Review and Discuss Other Matters. The Committee shall review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

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  Make Board Reports. The Committee shall report its activities to the Board in such manner and at such times, but at least annually, as the Committee or the Board deems appropriate. Such report shall include the Committee's conclusions with respect to its evaluation of the independent auditors.

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  Maintain Flexibility. The Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

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  Other Duties. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

Meetings of the Committee

        The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee Chairman shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. Any Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chairman or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company's certificate of incorporation or bylaws, or this Charter.

        The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any member, consultant or retained expert of the Committee. The Committee shall meet with the Company's management, the staff responsible for the internal audit function and the independent auditors periodically in separate private sessions to discuss any matter that the Committee believes should be discussed privately.

Resources and Authority of the Committee

        The Committee shall have the resources and authority appropriate, in the Committee's discretion, to discharge its responsibilities and carry out its duties as required by law, including access to all books, records, facilities and personnel of the Company and the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. In addition, by adoption of this Charter, the Board authorizes funding for the Committee appropriate, in the Committee's discretion, for the discharge of the Committee's functions and responsibilities. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

Audit Committee Report

        The Committee, with the assistance of management, the independent auditors and outside legal counsel, shall prepare the audit committee report to be included in the Company's proxy statement relating to the Company's annual meeting of stockholders.

Annual Review of Charter

        Annually, the Committee shall conduct a review and reassessment of the adequacy of this Charter as required by the rules of the New York Stock Exchange and for the giving of the affirmation required by such rules, and recommend any changes to the Board. The Committee shall conduct this charter review and reassessment in such manner as the Committee, in its business judgment, deems appropriate.

Annual Performance Evaluation

        The Committee will conduct and review with the Board annually an evaluation of the Committee's performance with respect to the requirements of this Charter. The Committee shall conduct this evaluation in such manner as the Committee, in its business judgment, deems appropriate.

        This Charter will be included on the Company's website and will be made available in print to any stockholder of the Company who submits a request to the Secretary for a copy of this Charter. The Company's annual report to stockholders will state that this Charter is available on the Company's website and will be available in print to any stockholder of the Company who submits to the Secretary a request for a copy of this Charter.

Proxy—Michaels Stores, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
JUNE 19, 2003

The undersigned hereby appoints Jeffrey N. Boyer and Mark V. Beasley, each with power to act without the other and with full power of substitution, as proxies to vote, as designated below, all stock of Michaels Stores, Inc. owned by the undersigned at the 2003 Annual Meeting of Stockholders to be held at the Four Seasons Resort and Club, 4150 North MacArthur Boulevard, Irving, Texas on Thursday, June 19, 2003, at 10:30 a.m. central daylight savings time, or any adjournment thereof, upon such business as may properly come before the meeting or any adjournment thereof.

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES NAMED AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed and dated on reverse side)

Michaels Stores, Inc.

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A. Election of Directors

1.
The Board of Directors Recommends a Vote FOR the Listed Nominees.

	For	Withhold		For	Withhold
01—Charles J. Wyly, Jr.	☐	☐	04—Richard C. Marcus	☐	☐
02—Sam Wyly	☐	☐	05—Liz Minyard	☐	☐
03—Richard E. Hanlon	☐	☐	06—Cece Smith	☐	☐

2.	In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

B. Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Please sign exactly as your name appears hereon and mail promptly this proxy card in the enclosed envelope. Joint owners should each sign. When signing as attorney, administrator, executor, guardian or trustee, please give your full title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)